EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Reading International, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2018 (the “Report”), I, Gilbert Avanes,  Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gilbert Avanes

Gilbert Avanes

Interim Chief Financial Officer

(Principal Financial Officer)

March 14, 2019